UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 2, 2024

(Exact name of registrant as specified in its charter)

Ohio	001-33653	31-0854434
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center
38 Fountain Square Plaza	,	Cincinnati	,	Ohio	45263
(Address of Principal Executive Offices)					(Zip Code)
(800) 972-3030
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Without Par Value	FITB	The	NASDAQ	Stock Market LLC
Depositary Shares Representing a 1/1000th Ownership Interest in a Share of 6.625% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series I	FITBI	The	NASDAQ	Stock Market LLC
Depositary Shares Representing a 1/40th Ownership Interest in a Share of 6.00% Non-Cumulative Perpetual Class B Preferred Stock, Series A	FITBP	The	NASDAQ	Stock Market LLC
Depositary Shares Representing a 1/1000th Ownership Interest in a Share of 4.95% Non-Cumulative Perpetual Preferred Stock, Series K	FITBO	The	NASDAQ	Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On August 2, 2024, Mark D. Hazel notified Fifth Third Bancorp (the “Company”) of his intent to retire as Executive Vice President and Controller of the Company, effective October 6, 2024.

(c) On August 2, 2024, the Board of Directors of the Company appointed Sara (Sallie) M. Willingham as Senior Vice President and Controller of the Company and Jeffrey A. Lopper as Senior Vice President and Chief Accounting Officer of the Company, both effective October 6, 2024. In his role as Chief Accounting Officer, Mr. Lopper will serve as the Company’s principal accounting officer.

Mr. Lopper, 51, has held many critical roles in accounting since he joined Fifth Third Bank in 2000. Most recently, Mr. Lopper served as the Company’s Assistant Controller since March 2012. Previously he served as Director of External Reporting from January 2007 to March 2012, Director of Accounting Risk and Policy from July 2002 to January 2007, and SEC Reporting Manager from December 2000 to July 2002. Prior to joining the Company, Mr. Lopper held an audit manager position at Arthur Andersen.

There are no arrangements or understandings between Mr. Lopper and any other person pursuant to which he was elected as an officer of the Company, and there are no family relationships between Mr. Lopper and any of the Company’s other directors or executive officers. There are no transactions in which Mr. Lopper has a direct or indirect interest that would be required to be disclosed under Item 404(a) of Regulation S-K. There is no material plan, contract or arrangement, or amendment thereto, compensatory or otherwise, that is being entered into in connection with Mr. Lopper’s appointment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

August 6, 2024 By: /s/ BRYAN D. PRESTON
Bryan D. Preston
Executive Vice President and Chief Financial              Officer